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                                                                      EXHIBIT 99

                                AGREEMENT OF SALE

         THIS AGREEMENT OF SALE ("Agreement") is dated as of the 24th day of January, 2005 between BOARDWALK REALTY PARTNERS, INC., a California corporation, whose address is 4929 Wilshire Boulevard, Suite 910, Los Angeles, CA 90010 ("Purchaser"), and CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV, a Delaware limited partnership, whose address is 24 Frank Lloyd Wright Drive, Lobby L, Fourth Floor, Ann Arbor, Michigan 48105 ("Seller").

                                    RECITALS:

         Seller is the owner of certain real property and improvements located at the address set forth in the Fundamental Sale Provisions below.

         Purchaser desires to purchase, and Seller is willing to sell the real property and improvements thereon upon the terms and conditions set out below.

         In consideration of the terms, covenants and conditions set forth in this Agreement, Seller and Purchaser agree as follows:

         1. FUNDAMENTAL SALE PROVISIONS. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings listed in the following Fundamental Sale Provisions.

Land: That certain real property commonly known as a United Supermarket located at the northwest corner of 24th Street and Columbia Street, Plainview, Texas and more particularly described in the attached Exhibit "A".

Real Estate Lease:         That certain Lease, dated September 3, 1999, as
                           amended, ("Real Estate Lease"), between Plainview
                           Columbia, L.L.C. (and subsequently assigned to Seller), as landlord, and United Supermarkets, Inc.,
                           (and subsequently assigned to United Supermarkets, Ltd. ), as tenant ("Tenant") and guaranteed by Pamplemousse, L.L.C. ("Guarantor") pursuant to that certain Guaranty, dated September 30, 2001
                           ("Guaranty").

Deposit: An initial deposit of One Hundred Thousand Dollars ($100,000), payable as set forth in Section 3(a) below ("Initial Deposit") and an additional deposit of One Hundred Thousand Dollars ($100,000), payable as set forth in Section 3(a) below ("Additional Deposit"). The Initial Deposit and the Additional Deposit (when paid as provided in Section 3(a) below) are collectively referred to as the "Deposit."

Purchase Price:            Six Million Dollars ($6,000,000), payable as set
                           forth in Section 3 below.

Title Company:             LandAmerica Title Company, 10 South LaSalle Street,
                           Suite 2500, Chicago, IL 60603, Attention: Sharon
                           Sayre.

Inspection Period:         Thirty (30) days after the later of: (a) the date of
                           this Agreement or (b) Purchaser's receipt of the Due
                           Diligence Items set forth in Section 4 below.

Financing Period:          None.

Closing: To occur within forty-five (45) days following Purchaser's satisfaction or waiver of the contingencies set forth in Section 5 below.



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Seller's Broker:           CB Richard Ellis, Inc., a Delaware corporation, with
                           an address at 505 North Brand Boulevard, Suite 100, Glendale, CA 91203 Attention: Sterling Champ.

Purchaser's Broker:        California Realty Partners, Inc., a California
                           corporation, with an address at 20656 Ventura
                           Boulevard, Woodland Hills, CA 91364 Attention: Diane
                           N. Pechenick.

         2. AGREEMENT TO SELL AND CONVEY. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller, subject to the terms and conditions set forth in this Agreement, all of Seller's right, title and interest in and to:

                  (a) Project. All buildings, structures, and improvements (the "Improvements") on the Land (the "Project");

                  (b) Easements. All of the recorded easements benefiting, and recorded rights of access appurtenant to, the Land;

                  (c) Rights and Appurtenances. All and singular, the rights and appurtenances pertaining to the Land, including any adjacent streets, roads, alleys, accesses, and rights-of-way; and

                  (d) Real Estate Lease. The Real Estate Lease, together with all prepaid rentals (to the extent applicable) to a period beyond the date of Closing, any security deposits held by Seller under the Real Estate Lease as of the date of Closing and Seller's interest in the Guaranty.

All of the items described in clauses (a), (b), (c) and (d) above are collectively referred to as the "Real Property" or the "Property".

         3. PURCHASE PRICE; DEPOSIT. The Purchase Price for the Property shall be payable as follows:

                  (a) Deposit. Within three (3) business days of the date of this Agreement, Purchaser shall place the Initial Deposit in escrow with the Title Company. On or before the expiration date of the Inspection Period, Purchaser shall place the Additional Deposit in escrow with the Title Company. The Deposit shall be held in accordance with the terms of this Agreement and the laws of the State of Michigan and applied to the Purchase Price at Closing (if the transaction is consummated). The Deposit shall be held in a money market account reasonably acceptable to Purchaser and Seller and all interest shall be paid to the party entitled to the Deposit. Upon the expiration of the Inspection Period, assuming Purchaser has not otherwise elected to terminate this Agreement, the Deposit shall be deemed non-refundable (except in the event of Seller's failure to consummate the transactions described herein as a result of Seller's default hereunder); and

                  (b) Balance of Purchase Price. The balance of the Purchase Price (plus or minus closing adjustments, as the case may be), together with the Deposit, shall be paid to the Title Company, as escrow closing agent, prior to the Closing and shall be disbursed at the Closing in accordance with escrow closing instructions mutually satisfactory to Seller and Purchaser. Payment shall be by wire transfer of immediately available U.S. funds in accordance with wire transfer instructions provided by Seller prior to the Closing as required by the Title Company. In exchange for such payment at the Closing, Seller shall deliver to Purchaser a deed to the Project (in the form required by the State of Texas) whereby Seller only warrants against its own acts and/or omissions (the "Deed"). The Deed shall be substantially in the form attached as Exhibit "B" and shall convey title to Purchaser, subject to the Lease, the liens for taxes which are not yet due and payable and such other exceptions to title which are disclosed in the Title


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Commitment (defined below) and to which Purchaser consents in writing or waives its objection thereto pursuant to this Agreement.

         4. DUE DILIGENCE ITEMS. Unless a longer time period is specifically identified below, within five (5) business days of the date of this Agreement, and at its sole cost and expense, Seller shall furnish or cause Broker to furnish to Purchaser the following (hereinafter collectively referred to as the "Due Diligence Items"):

                  (a) Title Work. A copy of the owner's policy of title insurance issued to Seller for the Project. Within twenty (20) days of the date of this Agreement, and provided Purchaser has delivered evidence to Seller that the Initial Deposit has been tendered to the Title Company, Seller shall provide a commitment for an owner's policy of title insurance for the Project (the "Title Commitment"), which shall: (i) be issued by Title Company in favor of Purchaser without so called "Standard Exceptions", (ii) be dated after the date of this Agreement, (iii) provide for coverage in an amount equal to the Purchase Price, (iv) show the state and quality of title to the Project, together with all liens, encumbrances and other charges and items affecting the Project; and
(v) be accompanied by legible copies of all documents referenced in the Title Commitment. Any endorsements to the Title Commitment shall be obtained by Purchaser at Purchaser's sole cost and expense;

                  (b) Survey. A copy of the existing ALTA as-built survey of the Land in Seller's possession (if any) (the "Survey");

                  (c) Phase I Report. A copy of the existing "Phase I" environmental assessment for the Project in Seller's possession (if any);

                  (d) Property Condition Report. A copy of the existing property condition reports for each Project in Seller's possession (if any);

                  (e) Real Estate Lease Documents. A complete copy of the Real Estate Lease, along with the Guaranty; and

                  (f) existing contracts or agreements affecting the Property, if any, in the Seller's possession

                  Purchaser shall promptly deliver to Seller written acknowledgement of Purchaser's receipt of each Due Diligence Item. Within seven
(7) business days after the date of this Agreement, Purchaser shall notify Seller in writing in the event that Purchaser has not yet received any Due Diligence Item (which notice shall specify any Due Diligence Item not yet received); otherwise, Purchaser shall be deemed to have received all of the Due Diligence Items.

                  Purchaser acknowledges and agrees that, except for such items which are in the public records, the Due Diligence Items are proprietary and confidential in nature and have been and/or will be made available to Purchaser solely to assist Purchaser in determining the feasibility of purchasing the Property. Purchaser agrees not to disclose the Due Diligence Items, or any of the provisions, terms or conditions thereof to any party outside of Purchaser's organization except: (i) to Purchaser's accountants, attorneys, lenders, prospective lenders, environmental consultants, investors and/or prospective investors (collectively, "Permitted Outside Parties") in connection with the transactions contemplated by this Agreement, or (ii) as may be required by law. Purchaser shall take such actions as are necessary so as to ensure that the Permitted Outside Parties also protect the confidential nature of the Due Diligence Items to the same extent as Purchaser is obligated to so under this Agreement. In permitting Purchaser and the Permitted Outside Parties to review the Due Diligence Items, Seller has not waived any privilege or claim


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of confidentiality with respect thereto and no third party benefits of any kind, either expressed or implied, have been offered, intended or created by Seller and any such claims are expressly rejected by Seller and waived by Purchaser on its own behalf and on behalf of the Permitted Outside Parties.

                  Purchaser shall return to Seller all of the Due Diligence Items (including all copies Purchaser has made of the Due Diligence Items) at such time as this Agreement is terminated for any reason. Purchaser's obligations under this Section 4 shall survive the termination of this Agreement.

                  Purchaser acknowledges that most of the Due Diligence Items were prepared by third parties and, in many instances, were prepared prior to Seller's ownership of the Property. Purchaser further acknowledges and agrees that, except as specifically set forth herein: (i) neither Seller nor any of its directors, officers, partners, members, agents, employees or contractors have made any warranty or representation regarding the truth, accuracy or completeness of the Due Diligence Items or the sources thereof, (ii) neither Seller nor any director, officer, partner, member, employee or agent acting on Seller's behalf is authorized or empowered to make any warranties or representations of whatsoever kind or nature regarding the truth, accuracy or completeness of the Due Diligence Items or the Property (other than as expressly set forth in this Agreement) (iii) Seller has not undertaken any independent investigation as to the truth, accuracy and completeness of the Due Diligence Items and (iv) Seller is providing the Due Diligence Items to Purchaser (or making the Due Diligence Items available to Purchaser) solely as an accommodation to Purchaser. Purchaser further acknowledges and agrees that Purchaser shall be solely responsible for reviewing, analyzing and determining the truth, completeness, accuracy and adequacy of the Due Diligence Items.

         5. CONDITIONS TO PURCHASER'S OBLIGATIONS.

                  (a) Objection Notice. Purchaser shall have until the close of Seller's business on the date the Inspection Period expires to deliver written notice to Seller indicating whether the Property is unsatisfactory to Purchaser for any or no reason, in Purchaser's sole and absolute discretion ("Objection Notice"). In the event Seller does not receive an Objection Notice within the time period set forth in the preceding sentence, Purchaser shall be deemed to have accepted the Due Diligence Items, the condition of the Property, and title thereto, as disclosed in the Due Diligence Items, at which time the Deposit shall, except as provided in the following sentences, become non-refundable. In the event Purchaser delivers a timely Objection Notice to Seller and Title Company, the Title Company shall return the deposit to Purchaser, upon written direction of Purchaser, and except as expressly set forth in this Agreement, neither Seller nor Purchaser shall have any further obligations under this Agreement. The Deposit shall also be refundable in the event Seller fails to consummate the transactions described herein as a result of Seller's default hereunder and Purchaser elects to terminate this Agreement as provided below.

                  (b) Responses to Notice of Title Defect. In the event that Purchaser discovers and informs Seller in writing of, or Seller informs Purchaser of, any change in the status of title to the Property occurring after the date of this Agreement and resulting in an encumbrance on the Real Property in addition to the Real Estate Lease and the Permitted Exceptions (as defined below) (each a "Title Defect"), Seller may promptly undertake to cure the items specified in the Objection Notice or eliminate any such Title Defect to the reasonable satisfaction of Purchaser and/or, to the extent possible, cause the Title Company to insure over any Title Defect to the reasonable satisfaction of Purchaser and accordingly modify the Title Commitment. In the event Seller elects not to effect such cure or is either unable to do so or have the Title Company so insure over Purchaser's objections within ten (10) days after receipt by Seller of the notice of any Title Defect, Purchaser may, at its option: (1) waive any of its objections set forth in the Notice relating to the Title Defect, without any adjustment in the Purchase Price or (2) Purchaser may terminate this Agreement. Purchaser shall deliver to Seller prompt written notice of which option Purchaser has elected pursuant to the preceding sentence. In the event Purchaser elects to


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terminate this Agreement, the Deposit shall be returned to Purchaser and, except as expressly set forth in this Agreement, neither Seller nor Purchaser shall have any further obligations under this Agreement.

                  (c) Financing Contingency. If the Purchaser and Seller have initialed that "Financing Contingency Applies" below, Purchaser's obligations hereunder are contingent upon Purchaser's ability to obtain a loan ("Loan") to finance its purchase obligation hereunder. Purchaser shall: (i) apply for such Loan within seven (7) days of the date of this Agreement, and (ii) shall have the Financing Period in which to obtain a commitment for financing ("Commitment"). In the event Purchaser is unable to obtain the Commitment prior to the expiration of the Financing Period, Purchaser shall have the right to terminate this Agreement by delivering written notice thereof to Seller and the Title Company prior to the expiration of the Financing Period. The failure by Purchaser to timely deliver such notice of termination prior to the expiration of the Financing Period shall be an election by Purchaser to waive such financing contingency, thereby causing the Deposit to become non-refundable. In the event of Purchaser's timely election to terminate this Agreement, the entire portion of the Deposit then held by the Title Company shall be delivered to Purchaser, subject to Purchaser's continuing obligations to return the Due Diligence Items and Purchaser's indemnity obligations under Section 15.

Financing Contingency Applies:

Seller's Initials              Purchaser's Initials:
                  -------                            -------

Financing Contingency Does Not Apply:

Seller's Initials   /s/        Purchaser's Initials:   /s/
                  -------                            -------


                  (d) SNDA and Estoppel Certificate. Upon expiration or waiver of the Inspection Period set forth above, Seller will make a one time request from Tenant for a current estoppel certificate and, if the Financing Contingency applies (see above), a subordination, non-disturbance and attornment agreement ("SNDA"), in the form(s) (if any) contemplated by the Real Estate Lease. If the form of Tenant estoppel certificate and/or SNDA is not prescribed by the Real Estate Lease and Purchaser submits to Seller the form of estoppel certificate and/or SNDA (as the case may be) preferred by Purchaser or required by Purchaser's lender (if any), Seller will submit such form of estoppel certificate and SNDA to the Tenant if such form is reasonable (as determined by Seller in its sole and absolute discretion). Notwithstanding anything contained herein to the contrary, in the event Tenant fails to provide the agreed upon estoppel certificate and/or SNDA or alleges that there are outstanding material events of default under the Real Estate Lease which cannot be resolved to Purchaser's reasonable satisfaction by the Closing, then, in such event, Purchaser's sole remedy shall be to either waive the requirement or terminate this Agreement by written notice to Seller and the Title Company and receive the prompt return of its Deposit from the Title Company. Seller shall be under no obligation to update any estoppel certificate and/or SNDA received from any Tenant.

         6. PERMITTED EXCEPTIONS. Seller shall convey the Property to Purchaser subject to any easements, liens, exceptions, and other encumbrances, except such encumbrances which have been placed of record at the direction of the Seller or because of a direct action of the Seller, which may be removed by the payment of money, which shall be Seller's obligation, noted in the Title Commitment, the Survey and the Real Estate Lease (collectively the "Permitted Exceptions").

         7. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Purchaser as to the following matters, each of which is true and correct as of the date of this Agreement, and each of which shall be true and correct as of the date of Closing. As used in this Section, the phrase "to Seller's knowledge" means Seller's actual knowledge, without duty of inquiry.

                  (a) Authority. Seller is duly formed in the State of Delaware, Seller has obtained all necessary approvals for the execution of this Agreement and the performance of its obligations arising hereunder.


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                  (b) Compliance. Except as may be disclosed in writing to
Purchaser by Seller within ten (10) business days of the date of this Agreement, Seller has received no written notice from any governmental agency alleging a violation of any statute, ordinance, regulation or code with respect to the Property which violation has not been cured;

                  (c) Litigation. Except as may be disclosed in writing to Purchaser by Seller within ten (10) business days of the date of this Agreement, there is no pending nor, to Seller's knowledge, threatened matters of litigation, administrative action or examination, claim or demand relating to the Property or Seller's interest in the Property;

                  (d) Eminent Domain. Except as may be disclosed in writing to Purchaser by Seller within ten (10) business days of the date of this Agreement, there is no pending nor, to Seller's knowledge, contemplated or threatened eminent domain, condemnation or other governmental takings or proceedings relating to the Property or any part thereof; and

                  (e) Foreign Entity. Seller is not a foreign person or entity under the Foreign Investment in Real Property Tax Act of 1980, as amended, and no taxes or withholding under the such act shall be assessed against or imposed upon Purchaser in connection with the transaction contemplated by this Agreement.

                  Seller acknowledges and agrees that the warranties and representations set forth above shall survive the Closing for a period of six
(6) months. If, prior to Closing, Purchaser receives written notice from Seller that any material representation or warranty of Seller is untrue and cannot be remedied, or Purchaser becomes aware that any material representation or warranty of Seller is untrue and can not be remedied, Purchaser shall, as Purchaser's sole and exclusive remedy, be entitled to terminate this Agreement by written notice delivered to Seller on or before the Closing, in which event, the Deposit shall be refunded to Purchaser, and, except for the terms and provisions of this Agreement which specifically survive the termination of this Agreement, the parties shall have no further obligations hereunder. If Purchaser is so advised and Purchaser fails to terminate this Agreement within such period, Purchaser shall be deemed to have waived the breach of such representation or warranty and shall have no further rights or remedies as a result of the breach of such representation or warranty. Seller does not, by this Agreement, represent or warrant that there will be no changes in any of the matters referred to in Seller's representations or warranties after the date same are made through the acts and/or omissions of persons other than Seller, and shall have no liability or responsibility in the event that any representation or warranty becomes false or misleading as a result of any change in circumstances after the date such representations or warranties are made.

         8. COVENANTS OF SELLER.

                  (a) Actions. From and after the date of this Agreement and until the date of Closing, Seller shall: (i) use commercially reasonable efforts to keep (or cause to be kept) the Property fully insured in accordance with prudent and customary practice and as required by the Real Estate Lease; (ii) not alienate, encumber or transfer the Property or any part thereof in favor of or to any other person or entity unless required by law; and (iii) not amend the Real Estate Lease without the prior written consent of Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed); and

                  (b) Change in Status. From and after the date of this Agreement and until the date of Closing, Seller shall promptly give Purchaser written notice of any change in the status of title to the Property, which either changes the nature of any Permitted Exceptions or represents an additional encumbrance on the Property.


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         9. CLOSING. Seller and Purchaser shall consummate the transaction contemplated by this Agreement at Closing through an escrow with the Title Company and pursuant to escrow instructions acceptable to the Title Company, Seller and Purchaser. The attorneys for Seller and Purchaser are authorized to execute the escrow instructions letter, any amendments thereto and all directions or communications thereunder.

         10. SELLER'S OBLIGATIONS AT THE CLOSING. At the Closing, Seller shall:

                  (a) Deed. Execute and deliver the Deed to Purchaser;

                  (b) Title Policy. Cause the Title Company to furnish to Purchaser an owner's policy of title insurance for the Project pursuant to the Title Commitment (the "Title Policy");

                  (c) Closing Statement. Execute and deliver to Purchaser a closing statement itemizing the Purchase Price and all adjustments thereto as provided in this Agreement;

                  (d) Assignment of Lease. Execute and deliver to Purchaser an assignment of all of Seller's right, title and interest in and to the Real Estate Lease in substantially the form attached as Exhibit "C" (the "Assignment"), together with such consents to and notices of the Assignment as may be required under the Real Estate Lease;

                  (e) Affidavit. Execute and deliver to Purchaser a Non-Foreign Persons Affidavit in substantially the form attached as Exhibit "D";

                  (f) Estoppel Certificates and SNDA. Deliver to Purchaser an original of the estoppel certificate and SNDA (if any) from the Tenant in the form required by Section 5(d) above;

                  (g) Notice to Tenant. Execute and deliver to Purchaser a "Notice to Tenant" for the Real Estate Lease substantially in the form attached as Exhibit "E"; and

                  (h) Additional Documents. Execute and deliver to Purchaser such other documents or instruments as may be required under this Agreement, or as otherwise required in Purchaser's reasonable judgment to effectuate the Closing.

         11. PURCHASER'S OBLIGATIONS AT CLOSING. Subject to the terms, conditions, and provisions hereof, and contemporaneously with the performance by Seller of its obligations under Section 10 above, Purchaser shall:

                  (a) Purchase Price. Pay Seller the Purchase Price;

                  (b) Closing Statement. Execute and deliver to Seller a closing statement itemizing the Purchase Price and all adjustments thereto as provided in this Agreement;

                  (c) Assignments of Leases. Acknowledge the Assignment for the purpose of assuming the obligations of Seller under the Real Estate Lease; and

                  (d) Additional Documents. Execute and deliver to Seller such other documents or instruments as may be required under this Agreement, or as otherwise required in Seller's reasonable opinion to effectuate the Closing.




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                  Purchaser's obligation to close shall be specifically
contingent upon the Title Company furnishing to Purchaser the Title Policy for the Project and the Tenant executing and delivering to Purchaser an agreed upon estoppel certificate. Purchaser acknowledges that Seller's failure to deliver the foregoing items shall not constitute a default by Seller hereunder, nor expose Seller to damages, but, in such circumstances, Purchaser shall nonetheless be able to terminate this Agreement by written notice to Seller and receive the immediate return of the Deposit.

         12. CLOSING COSTS. At the Closing, Seller shall pay: (a) the cost of preparation of the Deed and the Assignment, and (b) all premiums and fees related to the Title Policy, but excluding endorsement premiums or any charges for extended coverage endorsements. Seller and Purchaser shall each pay half of any escrow charges or fees, and shall further pay their own attorneys' fees. Real estate commissions or compensation shall be payable as set forth in Section 21 below. All other costs and expenses of the Closing including, but not limited to, real estate transfer taxes and fees payable upon recordation of the Deed and/or the Assignment shall be paid by Purchaser. Purchaser shall be responsible for: (a) the costs and expenses of any additional endorsements and/or additional title insurance coverage requests by Purchaser and (b) any other expenses, taxes and fees related to Purchaser's Loan, including any mortgage taxes and any premiums and fees related to any lender's policies of title insurance.

         13. PRO-RATIONS.

                  (a) Taxes. Purchaser acknowledges that the Real Estate Lease obligates the Tenant to pay the property taxes directly to the taxing authority. Accordingly, the parties shall not prorate property taxes between Purchaser and Seller, it being acknowledged that the Tenant shall be responsible for same. In no event shall Seller be responsible for the payment of any real estate taxes, personal property taxes and/or assessments applicable during its period of ownership in the event the Tenant has defaulted in the prompt payment of same provided that such payment is Tenant's obligation.

                  (b) Rent. Rent actually paid for the month in which the Closing occurs shall be prorated between Seller and Purchaser as of the close of business on the date of Closing, with Purchaser receiving a credit for amounts attributable to time periods following such date. To the extent either party hereto receives rent after Closing to which the other has a claim, such party shall remit same to the party entitled thereto within ten (10) days of receipt. To the extent any rent arrearages exist under the Real Estate Lease, Seller shall have the right, to the extent it is holding a security deposit under the Real Estate Lease, to set-off against such security deposit for such arrearages.

         14. POSSESSION. Subject to the rights of Tenant under the Real Estate Lease, Seller shall deliver possession of the Property to Purchaser at Closing.

         15. INSPECTION. From and after the date of this Agreement and until the expiration of the Inspection Period, Seller agrees that Purchaser and its agents and representatives shall, subject to arranging all onsite visits with Seller, Seller's Broker and Tenant, be entitled to enter upon the Property for inspection, soil tests, examination, and for any due diligence investigation relating to Purchaser's proposed ownership of the Property, subject in every case to the rights of Tenant under the Real Estate Lease. As to any such investigation, Purchaser shall restore the Property to the same condition as existed prior to any such investigation, and shall not: (i) perform any invasive tests without Seller's and Tenant's prior consent, or (ii) interfere with the possessory rights of Tenant. Purchaser shall indemnify and hold harmless Seller from and against, and shall reimburse Seller with respect to, any and all claims, demands, causes of action, loss, damage, liabilities, costs and expenses (including reasonable attorneys' fees and disbursements) asserted against or incurred by Seller by reason of or arising out of any such on-site investigation, it being acknowledged that all such obligations shall survive the termination of this Agreement.


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         16. ACKNOWLEDGEMENT. Purchaser understands and acknowledges that other than as expressly set forth in this Agreement, Seller has not made and does not make any representation or warranties whatsoever, oral or written, express or implied, to Purchaser with respect to the condition, state of repair or operability of the Property (including but not limited to environmental protection, pollution or land use laws, rules, regulations, orders or requirements, including the existence in, on, or under the Property of any hazardous materials or substances, soil or sub-soil conditions, all improvements thereon, the structural portions thereof, and the personal property, mechanical, plumbing, electrical, sewer, sanitary disposal, heating, ventilating and air conditioning systems and other building service equipment therein), with respect to the suitability or fitness for the Purchaser's intended use or purpose or with respect to the appreciation or income potential of the Property, the zoning of the Property, the platting of the Property, the availability or adequacy of utilities to the Property, access to the Property, requirements in connection with any development of the Property or any other matter whatsoever. Purchaser further acknowledges and agrees that Purchaser has investigated or will investigate all matters of concern to Purchaser with respect to the Property and that Purchaser is not relying and hereby expressly waives any reliance on any representation or warranty, oral or written, express or implied, of Seller with respect to such matters. Purchaser agrees to purchase the Property and all Improvements thereon and mechanical systems therein delivered to Purchaser, "as is and where is", with all faults. Notwithstanding any provision of this Agreement to the contrary, Purchaser releases Seller from any liability, claims, damages, expenses of any kind or nature, or any other claim resulting from the presence, removal or other remediation of hazardous materials or substances in, on, under or about the Property or which has migrated from adjacent lands onto the Property or from the Property to adjacent land. The provisions of this
Section 16 shall survive the Closing.

         17. FURTHER ASSURANCES. Seller and Purchaser agree to perform such other acts, and to execute, acknowledge, and/or deliver subsequent to the Closing such other instruments, documents and other materials as Seller or Purchaser may reasonably request in order to effectuate the consummation of the transaction contemplated in this Agreement and to vest title to the Property in Purchaser. The provisions of this Section 17 shall survive the Closing.

         18. DEFAULT BY SELLER. In the event that Seller should fail to consummate the transactions contemplated by this Agreement for any reason, excepting Purchaser's default or the failure of any of the conditions to Seller's obligations hereunder to be satisfied or waived, Purchaser may terminate this Agreement by giving prompt written notice thereof to Seller, or specifically enforce this Agreement; provided, however, that in the event that such failure of Seller was beyond Seller's reasonable control, Purchaser's sole remedy shall be to terminate this Agreement; provided, further, in the event Purchaser elects to specifically enforce this Agreement, it must institute such action within thirty (30) days following Seller's default, failing which, Purchaser shall be deemed to have waived the right to pursue specific performance.

         19. DEFAULT BY PURCHASER. In the event Purchaser should fail to consummate the transactions contemplated in this Agreement for any reason, except default by Seller or the failure of any of the conditions to Purchaser's obligations hereunder to be satisfied or waived, Seller may retain the Deposit and terminate this Agreement by giving prompt written notice thereof to Purchaser.

         20. ATTORNEY'S FEES. Should either Seller or Purchaser employ an attorney or attorneys to enforce any of the provisions of this Agreement or to protect its interest in any matter arising under this Agreement or to recover damages for the breach of this Agreement, the losing party in any final judgment agrees to pay the prevailing party all reasonable costs, charges, and expenses, including reasonable attorney's fees, expended or incurred by it in connection therewith.

         21. BROKERAGE COMMISSIONS. Seller represents to Purchaser that no brokers other than Seller's Broker (who represents Seller in the transaction) have been involved on behalf of Seller in this transaction. Purchaser represents to Seller that no brokers other than Purchaser's Broker and Purchaser's in-house broker (who both represents Purchaser in the transaction) have been involved on behalf of Purchaser in this transaction. In the event that this transaction is consummated and Closing occurs, Seller shall pay Seller's Broker a real estate commission as set forth in a separate written agreement between Seller and Broker. In the event that this transaction is consummated and Closing occurs, Purchaser shall pay Purchaser's Broker a real estate commission in the amount of one percent (1%) of the current Purchase Price. Seller and Purchaser agree that if any other claims for brokerage commissions are ever made against Seller or Purchaser in connection with this transaction, all claims shall be handled and paid by the party whose actions or alleged commitments form the basis of such claim. Seller agrees to indemnify and hold Purchaser harmless from any loss, liability, damage, cost, or expense (including, without limitation, reasonable attorney's fees) paid or incurred by Purchaser by reason of any claim to any broker's, finder's, or other fee in connection with this transaction by any party claiming by, through, or under Seller. Except as provided in the foregoing sentence, Purchaser agrees to indemnify and hold Seller harmless from any loss, liability, damage, cost or expense (including, without limitation, reasonable attorney's fees) paid or incurred by Seller by reason of any claim to any broker's, finder's, or other fee in connection with this transaction by any party claiming by, through, or under Purchaser, which obligation of each party shall survive the Closing. The foregoing notwithstanding, Seller and Purchaser agree to amend this Agreement to increase the Purchase Price to provide for the payment of compensation by Seller to Purchaser's in-house broker equal to the difference between the current Purchase Price and the increased Purchase Price, so long as such payment is at no other cost or expense to Seller. For example, Purchaser shall pay any excess title fees (including but not limited to any increases in premium), and excess transfer, documentary or stamp taxes and any other fees imposed on Seller as a result of any increase in the Purchase Price as a result of this provision, provided however, that Seller shall obtain from Seller's Broker a waiver of any increased commission because of an increase in the Purchase Price under this Section 21.

         22. RISK OF LOSS. All risk of loss or damage to the Property prior to Closing, including, without limitation, loss by reason of eminent domain or condemnation proceedings or by reason of fire, windstorm, or other casualty, shall rest with Seller. If, prior to the Closing, the Property is subject to eminent domain or condemnation proceedings or is damaged as a result of fire or other casualty, Seller shall give Purchaser written notice thereof and Purchaser shall have the option, exercisable by written notice to Seller within ten (10) days after receipt of such notice, to either:

                  (a) Accept Title. Accept title to the Property without any reduction of the Purchase Price, in which event, at the Closing and subject to the rights of the Tenant, Seller shall assign to Purchaser any eminent domain or condemnation award or insurance proceeds payable to Seller or its successors or assigns, as well as any other third party reimbursements, if any, by reason of such eminent domain or condemnation proceedings or damage or casualty, and pay over to Purchaser any monies theretofore received by Seller in connection with such eminent domain or condemnation proceedings or fire or other casualty; or

                  (b) Terminate. Purchaser may terminate this Agreement, in which event, neither Seller nor Purchaser shall have any further obligations under this Agreement and the Purchaser shall receive the prompt return of the Deposit.

                  In the event Purchaser shall fail to exercise any such option within such ten (10) day period, Purchaser shall be deemed to have elected the option set forth in Section 22(b).

         23. ASSIGNMENT OF AGREEMENT. This Agreement may not be assigned by Purchaser without the prior written consent of Seller, which consent may not be unreasonably withheld or delayed. Notwithstanding anything to the contrary in this Agreement, this Agreement may be assigned by Purchaser, without the consent of Seller, to an affiliate of Purchaser or of Purchaser's investors, or to any entity which is wholly or partially owned or controlled by or under common control with the Purchaser or of Purchaser's investors; provided that, Purchaser shall deliver written notice of such assignment to Seller at least five (5) business days prior to Closing and, further provided that, such assignment shall not release Purchaser from any of his duties, obligations and/or liabilities arising under this Agreement.

         24. NOTICES. Any notice to be given or to be served upon either party in connection with this Agreement must be in writing and shall be given by certified or registered mail (return receipt requested), by overnight express delivery or by facsimile (followed by hard copy by either of the two preceding methods of delivery) and shall be deemed to have been given upon receipt. Notices shall be sent to the addresses set forth on the signature page of this Agreement and shall be deemed delivered upon delivery or on the date when the receiving party first refuses to accept such delivery. Either party may at any time, by giving five (5) days written notice to the other, designate any other address in substitution of any of the foregoing addresses to which such notice shall be given and other parties to whom copies of all notices under this Agreement shall be sent.

         25. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the Seller and Purchaser and their respective permitted successors and assigns.

         26. ENTIRE AGREEMENT. This Agreement represents the entire agreement between Seller and Purchaser with respect to the subject matter hereof, and all prior agreements between Seller and Purchaser with respect to such subject matter shall have no further force or effect, including, without limitation, any proposal letters.

         27. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Michigan, without giving effect to principles of conflicts of law.

         28. MODIFICATION. This Agreement may only be modified or otherwise amended by a written instrument executed by duly authorized representatives of Seller and Purchaser.

         29. TIME OF ESSENCE. Time is of the essence of this Agreement.

         30. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

         31. 1031 EXCHANGE. In the event, prior to Closing, Purchaser shall desire to structure this transaction as a part of a tax deferred exchange, pursuant to Section 1031 of the Internal Revenue Code, Purchaser may assign its rights, but not its obligations, to a Qualified Intermediary under Treasury Regulation 1.103(k)-(1)(9)(4) and Seller, as an accommodation to Purchaser, shall enter into and execute any such amendatory documentation as Purchaser may reasonably request; provided, however, that Seller shall not incur any additional cost, expense, risk or potential liability whatsoever on account thereof. Seller shall have no liability to Purchaser whatsoever in the event the subject transaction is found, held or adjudicated not to qualify as or as a part of a tax deferred exchange pursuant to Section 1031 of the Internal Revenue Code.

                           [Signature page to follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective as of the date first written above.

PURCHASER:                                                         SELLER:

BOARDWALK REALTY PARTNERS, INC.                                    CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV

                                                                   By: GP4 Asset Acquisition, LLC
By:  /s/ Mark Mandelbaum                                           Its: General Partner
Print Name:  Mark Mandelbaum
Its:  President                                                    By: /s/ Gary A. Bruder
                                                                   Print Name: Gary A. Bruder
                                                                   Its: Vice President


Send Notices To:
                                                                   Send Notices To:
Mark Mandelbaum
c/o Boardwalk Realty Partners, Inc.                                Captec Franchise Capital Partners L.P. IV
4929 Wilshire Boulevard, Suite 910                                 Attention: Steven Willison
Los Angeles, CA 90010                                              24 Frank Lloyd Wright Drive
Telephone:  323-692-0199                                           Lobby L, Fourth Floor, P.O. Box 544
Facsimile:  323-692-0197                                           Ann Arbor, Michigan 48106-0544
                                                                   Telephone:  734-994-5505
                                                                   Facsimile:  734-994-1376

With a Copy To:
Diane N. Pechenick                                                 With a Copy To:
California Realty Partners, Inc.                                   Shumaker Loop & Kendrick LLP
20656 Ventura Boulevard                                            Attention: James I. Rothschild, Esq.
Woodland Hills, CA 91364                                           North Courthouse Square
Telephone:  818-348-8700 Ext. 20                                   1000 Jackson
Facsimile:  818-348-8707                                           Toledo, OH 43624-1573
                                                                   Telephone:  419-321-1232
And                                                                Facsimile:  419-241-6894

Bernard P. Wiesel, Esq.
9430 Olympic Blvd., Ste. 400
Beverly Hills, CA  90212
Telephone:  310-277-4434
Facsimile:  310-556-1484

                              SCHEDULE OF EXHIBITS

A -- Legal Description of the Land

B -- Form of Deed

C -- Form of Assignment of Lease

D -- Form of  Non-Foreign Persons Affidavit

E -- Form of Notice to Tenant

                                   EXHIBIT "A"



                                LEGAL DESCRIPTION

Tract "A", United Supermarket Addition to the City of Plainview, Hale County, Texas, being a replat of Lots 1B, 1C, 1D and 1E, Kruse Subdivision, Unit No. 1, according to the map, plat and/or dedication deed thereof recorded in Volume 841, Page 361, Deed Records of Hale County, Texas and a portion of that tract of land conveyed to Pioneer Oil Company in Volume 676, Page 181, Deed Records of Hale County, Texas, being further described as follows:

BEGINNING at a 1/2" iron rod found in the West right-of-way line of Columbia Street at the Northeast corner of this tract which is the Northeast corner of Lot 1E, Kruse Subdivision, Unit No. 1;

THENCE South 00 degrees 01 minute East along said West right-of-way line a distance of 296.80 feet to a 1/2" iron rod with cap set for the most Easterly Southeast corner of this tract;

THENCE South 47 degrees 50 minutes 45 seconds West, continuing along said right-of-way line, a distance of 26.85 feet to a 1/2" iron rod with cap set in the North right-of-way line of West 24th Street for the most Southerly Southeast corner of this tract;

THENCE North 89 degrees 59 minutes 20 seconds West, along said North right-of-way line, a distance of 598.47 feet to a 1/2" iron rod found a the Southwest corner of this tract and the Southeast corner of Lot 8A, Kruse Subdivision, Unit No. 1;

THENCE North 00 degrees 03 minutes West, along the East line of said Lot 8A, a distance of 315.00 feet to a 1/2" iron rod found at the Northwest corner of this tract and the Northeast corner of said Lot 8A;

THENCE South 89 degrees 58 minutes 20 seconds East, a distance of 618.56 feet to the POINT OF BEGINNING.

                                   EXHIBIT "B"

                                  FORM OF DEED

[Note: Modify to conform to recording/other requirements of the State of Texas.]


                          LIMITED/SPECIAL WARRANTY DEED

For the consideration of Six Million Dollars ($6,000,000), CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV a Delaware limited partnership, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544 ("Grantor") does hereby convey to BOARDWALK REALTY PARTNERS, INC., a California corporation, whose address is 4929 Wilshire Boulevard, Suite 910, Los Angeles, CA 90010 ("Grantee") the following described property in the Town of Plainview, County of Hale, State of Texas:

              See Exhibit A attached hereto and made a part hereof.
        Commonly known as 2401-2403 N. Columbia Street, Plainview, Texas
                               Tax Parcel ID # [#]

Subject to: Current taxes and other assessments, and all easements, rights of way, encumbrances, liens, covenants, conditions, restrictions, obligations and liabilities, if any, and further subject to that certain Lease, between Plainview Columbia, L.L.C. (and subsequently assigned to Grantor) and United Supermarkets, Inc. (and subsequently assigned to United Supermarkets, Ltd.), dated September 3, 1999, as amended.

The Grantor hereby binds itself and its successors to warrant and defend the title, against all acts of the Grantor herein, and no other, subject to the matters set forth herein.


Dated:____________________, 2005.

WITNESSES:                                  CAPTEC FRANCHISE CAPITAL
                                            PARTNERS L.P. IV

                                            By: GP4 Asset Acquisition, LLC
                                            Its: General Partner


________________________________            By: ________________________________
Print name:                                 Print name:

________________________________            Its:________________________________
Print name:

STATE OF MICHIGAN     )
                      )ss.
COUNTY OF WASHTENAW   )

The foregoing instrument was acknowledged before me this __ day of ______________, 2005, by ___________________________, who is personally known to me, as Vice President of GP4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                     ___________________________________
                                     Name: _____________________________
                                     State of Michigan, County of Washtenaw
                                     My Commission Expires: ____________
                                     Acting in the County of Washtenaw




Prepared by and recorded
at the request of:

_________________________________
_________________________________
_________________________________

When recorded return to:

_________________________________
_________________________________
_________________________________


Send subsequent tax bills to:

Grantee

                                    EXHIBIT C


                           FORM OF ASSIGNMENT OF LEASE
[Note: Modify to conform to recording/other requirements of the State of Texas.]


                               ASSIGNMENT OF LEASE


         THIS ASSIGNMENT OF LEASE ("Assignment") is made as of _____, 2005, by and between CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV a Delaware limited partnership, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544 ("Assignor") and BOARDWALK REALTY PARTNERS, INC., a California corporation, whose address is 4929 Wilshire Boulevard, Suite 910, Los Angeles, CA 90010 ("Assignee").

                                    RECITALS:

         Assignor leases to United Supermarkets, Ltd., a Texas limited partnership ("Tenant"), the Leased Premises (as defined in the Lease described below), located at 2401-2403 N. Columbia Street, Plainview, Texas ("Premises"), pursuant to a Lease dated as of September 3, 1999, as amended, a true and complete copy of which is attached as Exhibit 1 ("Lease").

         In connection with, and in consideration of, the acquisition of the Leased Premises by the Assignee, Assignor has agreed to assign, transfer and convey to Assignee all of Assignor's right, title and interest in and to: (a) the Lease, and (b) the security deposit(s), if any, paid by Tenant under the Lease ("Security Deposit") and (c) the guaranty of Tenant's duties and obligations under the Lease, given by Pamplemousse, L.L.C., dated September 30, 2001, as amended, a true and complete copy of which is attached as Exhibit 2 ("Guaranty").

         Assignee agrees to accept the assignment of those items described in
Section 1 above and Assignee further agrees to perform all of the Assignor's obligations under or relating to the Lease and the Security Deposit, if any, and the Guaranty, arising from and after the date of this Assignment.

         In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor and Assignee agree as follows:

         1. Assignment and Assumption. Assignor hereby assigns to Assignee all of Assignor's right, title and interest in, to and under the Lease and the Security Deposit and the Guaranty, and Assignee assumes all of Assignor's duties and obligations under the Lease and the Security Deposit and the Guaranty and agrees to perform and to be bound by all of the terms and provisions of the Lease and the Security Deposit and the Guaranty in the place and stead of Assignor arising from and after the date of this Assignment. Assignee further agrees to indemnify and hold harmless Assignor from and against all claims, awards, liabilities or damages resulting from the acts and/or omissions of Assignee from and after the date of this Assignment.

         2. Representation. To Assignor's knowledge, the Lease and the Guaranty are in full force and effect and have not been modified, amended or restated (except as identified in Exhibit 1 and/or Exhibit 2 attached hereto).

         3. Miscellaneous. This Assignment shall bind and inure to the benefit of the parties hereto, their successors and assigns. This Assignment shall be governed by and construed in accordance with the laws of the State where the Leased Premises is located, without giving effect to principles of conflicts of law. This Assignment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

This Assignment has been executed as of the day and year noted above.

WITNESSES:
                                       CAPTEC FRANCHISE CAPITAL
                                       PARTNERS L.P. IV

                                       By: GP4 Asset Acquisition, LLC
                                       Its: General Partner


                                       By:
----------------------                     ------------------------------
Print Name:                            Print Name:

                                       Its:
----------------------                 ----------------------------------
Print Name:

                                       BOARDWALK         REALTY
                                       PARTNERS, INC.

                                       By:
----------------------                     ------------------------------
Print Name:                            Print Name:  Mark Mandelbaum
                                       Its:  President
----------------------
Print Name:

STATE OF MICHIGAN          )
                           )ss.
COUNTY OF WASHTENAW        )

The foregoing instrument was acknowledged before me this __ day of ______________, 2005, by ___________________________, who is personally known to me, as Vice President of GP4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                  --------------------------------
                                  Name:
                                       ----------------------
                                  State of Michigan, County of Washtenaw
                                  My Commission Expires:
                                                        ----------
                                  Acting in the County of Washtenaw






STATE OF CALIFORNIA        )
                           )ss.
COUNTY OF
          ---------------  )

         The foregoing instrument was acknowledged before me this ____ day of ______, 2005, by Mark Mandelbaum, who is personally known to me, as President of Boardwalk Realty Partners, Inc., a California corporation, on behalf of the company.

                                             ------------------------------
                                             Notary Public

                                             --------------   County, California
                                             My Commission Expires:
                                                                    -------
                                             [Notary's Seal]
Prepared by and recorded
at the request of: Grantor


When recorded return to: Grantee

                                    EXHIBIT 1
                                       TO
                               ASSIGNMENT OF LEASE

                             [Attach copy of Lease]

                                    EXHIBIT 2
                                       TO
                               ASSIGNMENT OF LEASE

                            [Attach copy of Guaranty]

                                    EXHIBIT D


                      FORM OF NON-FOREIGN PERSONS AFFIDAVIT

                          NON-FOREIGN PERSONS AFFIDAVIT

         Section 1445 of the Internal Revenue Code provides that a transferee (purchaser) of a United States real property interest must withhold tax if the transferor (seller) is a foreign person. To inform BOARDWALK REALTY PARTNERS, INC., a California corporation ("Transferee"), that withholding of tax is not required upon the disposition of a United States real property interest by CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV, a Delaware limited partnership ("Transferor"), the undersigned certifies the following on behalf of Transferor:

         1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

         2. Transferor's United States Employer Identification Number is 38-3304096;

         3. Transferor's office address is 24 Frank Lloyd Wright Drive, Lobby L, Fourth Floor, Ann Arbor, Michigan 48105.

         Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

         Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

                                           CAPTEC FRANCHISE CAPITAL
                                           PARTNERS L.P. IV

                                           By: GP4 Asset Acquisition, LLC
                                           Its: General Partner

                                           By:
                                              ----------------------------------
                                           Print Name:
                                           Its:
                                              ----------------------------------




Dated as of           , 2005.
            ----------

STATE OF MICHIGAN   )
                    )ss.
COUNTY OF WASHTENAW )

The foregoing instrument was acknowledged before me this____day of__________, 2005, by_____________________________, who is personally known to me, as Vice President of GP4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.


                                      --------------------------------
                                      Name:
                                           ---------------------------
                                      State of Michigan, County of Washtenaw
                                      My Commission Expires:
                                                            ------------
                                      Acting in the County of Washtenaw

                                    EXHIBIT E


                            FORM OF NOTICE TO TENANT
                                            , 2005
                               -------------

United Supermarkets, Ltd.
7830 Orlando Avenue
PO Box 6840
Lubbock, TX 79423

Ladies and Gentlemen:

         This is to inform you that on __________________, 2005 the interest of Captec Franchise Capital Partners L.P. IV ("Seller") in that certain Lease, dated as of September 3, 1999 ("Lease"), between Seller's predecessor in interest, Plainview Columbia, L.L.C., as landlord, and Tenant's predecessor in interest, United Supermarkets, Inc., as tenant, for the real property located at 2401-2403 N. Columbia Street, Plainview, Texas, has been assigned to BOARDWALK REALTY PARTNERS, INC., a California corporation. Accordingly, all future payments owed, and notices to be given, to the landlord under the Lease should be delivered to BOARDWALK REALTY PARTNERS, INC., attention: Mark Mandelbaum at the following address:4929 Wilshire Boulevard, Suite 910, Los Angeles, CA 90010.

                                        Very truly yours,

                                        CAPTEC FRANCHISE CAPITAL
                                        PARTNERS L.P. IV

                                        By: GP4 Asset Acquisition LLC
                                        Its: General Partner


                                        By
                                           --------------------------
                                        Print Name:

                                        Its Vice President


                                      E-1